UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Moelis & Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36418	46-4500216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 4th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 883-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01	Regulation FD Disclosure

(d)    On December 15, 2022, the Board of Directors elected Laila Worrell as a director of the Company and a member of the Board’s audit committee. Ms. Worrell will begin her term on January 1, 2023. The Board has determined that Ms. Worrell is “independent” as that term is defined under the NYSE listing rules for purposes of serving on the Board and committees and that she also satisfies the independence criteria set forth in Rule 10A-3 of the Securities Exchange Act, as amended, for purposes of serving as an independent director on the audit committee.

As a non-employee director of the Company, Ms. Worrell will be eligible to receive annual compensation of $150,000 (comprised of $85,000 in either cash or shares of Class A common stock or a combination of both at her option, and $65,000 in the form of Restricted Stock Units which vest upon grant and are settled following the second anniversary of grant (except for the initial grant which will be settled no later than 60 days from July 1, 2024). The Company also reimburses non-employee directors for expenses incurred in connection with attending Board and committee meetings. In addition, Ms. Worrell and the Company have entered into an indemnification agreement substantially in the form attached as Exhibit 10.1 to the Registration Statement on Form S-1 (File No. 333- 200035) filed by the Company with the Securities and Exchange Commission on November 10, 2014.

On December 15, 2022, the Company issued a press release announcing the election of Ms. Worrell to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release of Moelis & Company dated December 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
Name:	Osamu Watanabe
Title:	General Counsel and Secretary

Date: December 15, 2022